UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2007

NAVIGANT CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12173	36-4094854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

615 North Wabash, Chicago, IL 60611

(Address of Principal Executive Offices) (Zip Code)

(312) 573-5600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2007, the Board of Directors of Navigant Consulting, Inc. (the “Company”) adopted an amendment (the “Amendment”) to its 2001 Supplemental Equity Incentive Plan (the “SEIP”) to conform the terms of the SEIP to the Company’s practices in determining the terms of grants under the SEIP. The Amendment provides that Options (as defined in the SEIP) granted under the SEIP will be granted at Fair Market Value (as defined in the SEIP) and that the term of any Options will not be more than ten years after the date of grant.

Item 9.01	Financial Statements and Exhibits

10.1	First Amendment of the Navigant Consulting, Inc. 2001 Supplemental Equity Incentive Plan Third, effective as of April 16, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

Date: April 17, 2007	By:	/s/ Richard X. Fischer
Richard X. Fischer
Vice President, General Counsel and Secretary